SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2012
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Principles of consolidation

The accompanying consolidated financial statements include the financial statements of the Company, its subsidiaries and VIEs which the Group is the primary beneficiary. All significant intercompany balances and transactions have been eliminated in consolidation.

(b)	Use of estimates

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management of the Group to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include assessment of the Group's ability to continue as a going concern , the useful lives of property and equipment and intangible assets, salvage values of property and equipment, the recoverability of the carrying amount of property and equipment, goodwill and intangible assets, the determination of the fair value of share-based compensation awards, the accrual of the membership reward program costs, allowances for doubtful accounts, the realization of deferred tax assets and accrual of deferred revenue. These estimates are often based on judgments and assumptions that management believes to be reasonable but are inherently uncertain and unpredictable. The Group is also subject to other risks and uncertainties that may cause actual results to differ from estimated amounts, such as competition, litigation, legislation and regulations in the hotel industry.

(c)	Foreign currency transactions and translation

The Group's reporting currency is the Renminbi ("RMB"). The functional currency of the Company is the U.S. dollar, whereas the functional currency of the Company's subsidiaries and VIEs is the RMB. Since the RMB is not a fully convertible currency, all foreign exchange transactions involving the RMB must take place either through the People's Bank of China (the "PBOC") or other institutions authorized to buy and sell foreign exchange. The exchange rates adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC.

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency using the applicable exchange rates at each balance sheet date. The resulting exchange differences are recorded in general and administrative expenses in the consolidated statements of comprehensive income.

Assets and liabilities of the Company are translated into RMB using the exchange rates at each balance sheet date. Revenues and expenses of the Company are translated at average rates prevailing during the reporting period. Gains and losses resulting from translation of the Company's financial statements into the RMB are recorded as a separate component of accumulated other comprehensive income within equity. Gains and losses on inter-company foreign currency transactions that are of a long-term investment nature are reported as other comprehensive income or loss in the same manner as translation adjustments.

For the convenience of the readers, the December 31, 2012 RMB amounts included in the accompanying consolidated financial statements have been translated into U.S. dollars at the rate of US$1.00=RMB6.2301, being the noon buying rate for U.S. dollars in the City of New York in effect on December 31, 2012 for cable transfers in RMB per U.S. dollar as certified for customs purposes by the Federal Reserve Bank of New York. No representation is made that the RMB amounts could have been, or could be, converted into U.S. dollars at that rate or at any other rate on December 31, 2012 or at any other date.

(d)	Cash

Cash consists of cash held on hand and cash held in major financial institutions located in the PRC and Hong Kong Special Administrative Region ("Hong Kong"). As of December 31, 2011 and 2012, the amount of cash on hand and cash in bank was as follows:

	December 31,
	2011	2012	2012
	RMB	RMB	US$

Cash on hand	7,084	4,960	796
Cash in bank
PRC	473,340	336,354	53,989
Hong Kong	12,832	37,495	6,018
Subtotal	486,172	373,849	60,007

Total	493,256	378,809	60,803

(e)	Pledged bank deposits

Pledged bank deposits represent amounts held by financial institutions, as security for issuance of bills to the Group's suppliers and the Group's legal proceeding against a third party, both which are not available for the Group's use. Upon maturity of the bills, which generally occur within 3 to 6 months after the issuance of the bills, the deposits are released by the financial institutions and become available for use by the Group. Bank deposits as of December 31, 2011 are pledged as security for the Group's legal claim against a third party, which are not available for the Group's use but are expected to be released within one year for use by the Group. Pledged bank deposits are reported within cash flows from operating activities in the consolidated statements of cash flows.

(f)	Accounts receivable

Accounts receivable primarily represent amounts due from banks relating to payments settled by customers' debit and credit cards. The Group reviews its accounts receivable on a periodic basis and records allowances when there is a doubt as to the collectability of the balance. In evaluating the collectability of an account receivable balance, the Group considers various factors, including the age of the balance, customer specific facts and economic conditions. Accounts receivable balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. There were no write-offs of accounts receivable nor has an allowance for doubtful accounts receivable been provided for any of the periods presented because management of the Group believes all accounts receivable are fully collectible. The Group does not have any off-balance-sheet credit exposure related to its customers.

(g)	Short-term investment

In December 2011, the Group invested in a financial product offered by Industrial Bank Co., Ltd., which had a principal amount of RMB10,000 and a fixed maturity date of 3 months. The investment product has no guarantee on the return and an interest cap of 5.6% per annum. In March 2012, the investment was redeemed upon maturity at the principal amount plus interest equivalent to 5.6% per annum from the bank.

(h)	Long-lived assets

Property and equipment

Property and equipment are stated at cost. Depreciation is calculated on the straight-line method over the estimated useful lives of the assets, taking into consideration the assets' estimated salvage value. Leasehold improvements are amortized over the shorter of the lease term or estimated useful lives.

Ordinary maintenance and repairs are charged to expenses as incurred, while replacements and betterments are capitalized. When items are retired or otherwise disposed of, income is charged or credited for the difference between the net book value and proceeds received thereon. Ordinary maintenance and repairs are charged to expenses as incurred. The estimated useful lives of the Group's property and equipment are as follows:

Leasehold improvements	4 - 15 years
Hotel fixtures and equipment	5 - 10 years
Motor vehicles	5 years

Construction in progress represents leasehold improvements under construction or installation and is stated at cost. These costs include interior and exterior decorations, floor and wall coverings and an allocation of interest cost incurred. Construction in progress is transferred to leasehold improvements when the assets are ready for their intended use, at which time depreciation commences.

Intangible assets

Intangible assets consist of favorable lease contracts (note 2(o)) and a brand name which was acquired in business combinations.

The brand name is amortized on a straight-line basis over the estimated useful life of 5 years.

The Company has adopted the straight-line basis because the pattern of the economic benefit of these intangible assets cannot be reliably determined over their estimated useful lives.

Goodwill

Goodwill represents the excess of the aggregate purchase price over the fair value of the net assets acquired in business combinations, which are not individually identified and separately recognized.

Impairment of long-lived assets

Long-lived assets, including property and equipment and intangible assets that are subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Recoverability of long-lived assets to be held and used is measured by a comparison of the carrying amount of the asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third party independent appraisals, as considered necessary. Impairment of long-lived assets of RMB5,471, RMB13,060, and RMB11,500 (US$1,846) was recognized for the years ended December 31, 2010, 2011 and 2012 (see note 4).

Goodwill is reviewed for impairment at least annually. The goodwill impairment test is a two-step test. Under the first step, the fair value of the reporting unit is compared with its carrying value (including goodwill). If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and the entity must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit's goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation. The excess of the fair value of a reporting unit over the amounts assigned to its assets and liabilities is the implied fair value of the reporting unit goodwill. If the fair value of the reporting unit exceeds its carrying value, step two does not need to be performed.

The Company performs its annual impairment review of goodwill at December 31, and when a triggering event occurs between annual impairment tests. No impairment of goodwill was recognized for the year ended December 31, 2010, 2011 and 2012.

(i)	Land use right

Land use right represents the exclusive right to occupy and use land in the PRC for a specific contractual term. Land use right is carried at cost and charged to general and administrative expenses on a straight-line basis over the term of the land use right of 40 years. The land use right was acquired during the year ended December 31, 2010 for the purpose of building a new headquarters for the Group.

(j)	Investment in an affiliate

Equity investments where the Group does not have a controlling financial interest, but has the ability to exercise significant influence over the operating and financial policies of the investee, is accounted for using the equity method of accounting. Under the equity method of accounting, the Group's share of the investee's results of operations is reported as equity in income (loss) of an affiliate in the consolidated statements of comprehensive income.

(k)	Bills payable

Bills payable represent bills issued by financial institutions to the Group's suppliers. The Group's suppliers receive payments from the financial institutions directly upon maturity of the bills and the Group is obliged to repay the face value of the bills plus a bank charge of approximately 0.05% of the face amount to the financial institutions.

(l)	Income taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax loss carryforwards. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates or laws is recognized in the consolidated statements of comprehensive income in the period that the change in tax rates or tax laws is enacted.

The Group recognizes in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Group has elected to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of income tax expense in the consolidated statements of comprehensive income.

(m)	Revenue recognition

Revenues of the Group represent room rentals, food and beverage sales, souvenir card sales, revenue from managed hotels, commission income and membership credit points sales. Revenues generated from room rentals are recognized as earned, which is the date the customer occupies a room and collectability is reasonably assured. Revenues from food and beverage sales and souvenir card sales are recognized at the time of sale, which is the point in time when the customer pays for and accepts the item. Revenues from managed hotels and commission income are recognized when the agreement has been signed, underlying goods or services have been delivered or performed and collectability of corresponding receivable is reasonably assured. Revenues from membership credit points sales are recognized upon usage of the respective credit points.

In April 2005, the Group established a life-time membership reward program. Membership is free of charge if registered through the internet. Prior to January 1, 2008, the Group charged a non-refundable one-time upfront membership fee from customers who purchased membership in the reward program at its hotels. The Group recognizes revenues from the membership fee over the expected term of the customer relationship of 10 years. Effective December 2010, any membership accounts which becomes inactive for a period in excess of 2 years will be automatically closed. Any remaining unrecognized portion of the membership fee relating to these or future closed accounts is recognized as revenue upon account close.

Revenues are recorded net of business tax and surcharges of RMB88,124, RMB124,560 and RMB152,171 (US$24,425) for the years ended December 31, 2010, 2011 and 2012, respectively.

(n)	Pre-operating expenses

Costs incurred prior to the commencement of operations of the Group's hotels are expensed as incurred. Pre-operating expenses included the following:

	Year ended December 31,
	2010	2011	2012	2012
	RMB	RMB	RMB	US$

Hotel operating costs	70,011	59,071	55,536	8,914
Sales and marketing expenses	1,021	507	469	75
General and administrative expenses	4,362	3,316	6,290	1,010
Total pre-operating expenses	75,394	62,894	62,295	9,999

(o)	Operating leases

The Group leases properties for hotels and corporate office space under noncancelable operating leases. Minimum lease payments are expensed on a straight-line basis over the term of the lease, including any periods of free rent. For lease agreements that contain free rent or escalating payment terms, the Group recognizes accrued lease payments for the difference between the amount of expense recognized on a straight-line basis and the amount of minimum lease payments made. Under the terms of the lease agreements, the Group has no legal or contractual asset retirement obligations at the end of the leases. For the year ended December 31, 2010, 2011 and 2012, sublease income of RMB9,868, RMB14,355 and RMB17,328 (US$2,781) were recognized and recorded as a reduction against the rental expense. The total of minimum rentals to be received in the future under noncancelable subleases amounted to RMB119,684 (US$19,211) as of December 31, 2012.

Favorable and unfavorable lease contracts, that are acquired in the purchases of hotels, are recorded in the balance sheet captions "Intangible assets" and "Unfavorable lease contract liability", and amortized on a straight-line basis over the remaining lease terms of 4-16 years and 9-16 years respectively.

In order to secure longer lease period of certain operating lease of properties, the Group makes advance payments to the lessors. Advance payments for future rent within 12 months are recorded as prepaid rent in the consolidated balance sheets and classified as current assets and amounted to RMB152,629 and RMB171,370 (US$27,507) as of December 31, 2011 and 2012, respectively. The amounts relating to rent due after 12 months are classified as non-current assets at the balance sheet dates and amounted to RMB73,419 and RMB71,088 (US$11,410) as of December 31, 2011 and 2012, respectively. The balance of the prepaid rent is reduced and charged to hotel operating costs over the lease term. The Group makes the prepayments without collateral for such payments. As a result, the Group's claims for such prepayments would rank only as an unsecured claim, which expose the Group to the credit risks of the lessors.

(p)	Accrued membership reward program costs

Under the Group's membership reward program, members enjoy discounts on room rates, receive priority in making hotel reservations, and accumulate membership credit points for their paid stays. When the credit points reach a specified level, members are eligible to redeem credit points earned for upgrades, free room nights or other gifts. The membership credit points expire after two years from the respective dates they are earned.

The estimated incremental costs to provide membership upgrades, free room nights and gifts for the credit points earned by members are recorded as accrued membership reward program costs with a corresponding charge to hotel operating costs in the consolidated statements of comprehensive income. The estimated incremental costs are recognized based on historical redemption rates. The liability for membership reward program is reduced upon the redemption or expiration of the credit points.

(q)	Refundable deposits

Refundable bank deposits represent amounts held by the Group in order to secure the managed hotel owners to perform their obligations stipulated in the hotel management agreements. Upon expiration of the agreement, deposits are released by the Group and refunded to the managed hotel owners.

(r)	Deferred rebate income

The Group entered into a contract with a bank for American Depositary Receipt ("ADR") depository service of 10 years (the "service contract"). In order to secure the customer relationship, the bank provides rebates to the Group which is refundable to the extent of an early termination of the service contract by the Group. The Group recognizes revenue from the rebates over the contract term. For the years ended December 31, 2010, 2011 and 2012, the Group received rebates of RMB7,162, RMB860 and nil and recognized revenue of RMB716 , RMB643 and RMB936 (US$150) respectively.

(s)	Retirement and other postretirement benefits

Pursuant to relevant PRC regulations, the Company's PRC subsidiaries and VIEs are required to make contributions to various defined contribution plans organized by the PRC government. The contributions are made for each qualifying PRC employee at 12% on a standard salary base as determined by the PRC governmental authority. For the years ended December 31, 2010, 2011 and 2012, contributions to the defined contribution plans were RMB14,138, RMB16,879 and RMB23,907 (US$3,837), respectively.

The Group has no other obligation for the payment of employee benefits associated with these plans beyond the contributions described above.

(t)	Share-based payments

The Group measures the costs of employee services received in exchange for an award of equity instruments based on the aggregate fair value of the award and recognizes the costs over the period the employee is required to provide service in exchange for the award, which generally is the vesting period. When no future services are required to be performed by the employee in exchange for an award of equity instruments, and if such award does not contain a performance or market condition, the cost of the award (as measured based on the aggregate fair value of the equity instruments) is expensed on the grant date. For employee share options granted with graded vesting based only on a service condition, the Group treats each vesting tranche as a separate award with compensation cost for each award recognized over its vesting period.

When there is a modification of the terms and conditions of an award of equity instruments, the Company measures the pre-modification and post-modification fair value of the equity instruments as of the modification date and recognizes the incremental value as compensation cost over the remaining service period.

(u)	Earnings per share

Basic earnings per ordinary share is computed by dividing net income attributable to 7 Days Group Holdings Limited ordinary shareholders by the weighted average number of ordinary shares outstanding during the year.

Diluted earnings per ordinary share is calculated by dividing net income attributable to 7 Days Group Holdings Limited ordinary shareholders as adjusted for the effect of dilutive ordinary share equivalents, if any, by the weighted average number of ordinary and dilutive ordinary share equivalents outstanding during the year. For the periods presented, ordinary share equivalents consisted of the ordinary shares issuable upon the exercise of the ordinary share purchase warrants and share options (using the treasury stock method). Potential dilutive securities are not included in the calculation of diluted earnings per share if the impact is anti-dilutive.

(v)	Commitments and contingencies

In the normal course of business, the Group is subject to loss contingencies, such as legal proceedings and claims that cover a wide range of matters, including, among others, fire prevention, environmental, public safety, health and sanitary regulations. In accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 450, Contingencies, an accrual for a loss contingency is recognized when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated.

An accrual for a loss contingency is recognized when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. If a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed. The former investor of one subsidiary acquired by the Group was sued by a constructor for the repayment of unpaid construction fee and the interest incurred amount of RMB1,370 (US$220). In 2012, the court made the decision that the Group bears joint responsibility for the lawsuit. As of December 31, 2012, the Group accrued loss contingency of RMB1,370 (US$220).

(w)	Statutory reserves

Under the PRC rules and regulations, the Company's subsidiaries and VIEs incorporated in the PRC are required to transfer 10% of their net profit, as determined in accordance with the relevant PRC laws and regulations, to a statutory surplus reserve annually until the reserve balance reaches 50% of the respective subsidiaries' or VIEs' registered capital. The transfer to this reserve must be made before distribution of dividends to the shareholders can be made. The statutory surplus reserve can be used to make good previous years' losses, if any, and may be converted into share capital by the issue of new shares to shareholders in proportion to their existing shareholdings or by increasing the par value of the shares currently held by the shareholders, provided that the balance of the statutory surplus reserve after such issue is not less than 25% of the registered capital.

As of December 31, 2011 and 2012, the statutory surplus reserve recorded by the Company's subsidiaries and VIEs incorporated in the PRC amounted to RMB21,050 and RMB25,237 (US$4,051), respectively.

(x)	Segment reporting

The Group's chief operating decision maker has been identified as its Chief Executive Officer. The Group has one operating segment, namely hotel operation. All of the Group's operations and customers are located in the PRC; consequently, no geographic information is presented.

(y)	Capitalized interest

The Company's policy is to capitalize interest cost incurred on debt during the construction of major projects exceeding one year. A reconciliation of total interest cost to "Interest Expense" as reported in the consolidated statements of comprehensive income for 2010, 2011 and 2012 is as follows:

	Year ended December 31,
	2010	2011	2012	2012
	RMB	RMB	RMB	US$

Interest cost capitalized	75	-	1,825	293
Interest cost charged to income	2,082	7,212	21,459	3,444
Total interest cost	2,157	7,212	23,284	3,737

(z)	Fair value measurements

The Group applies the provisions of FASB ASC Subtopic 820-10, Fair Value Measurements, or ASC Subtopic 820-10, for fair value measurements of financial assets and financial liabilities and for fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements. ASC Subtopic 820-10 also establishes a framework for measuring fair value and expands disclosures about fair value measurements.

ASC Subtopic 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Group considers the principal or most advantageous market in which it would transact and the assumptions that market participants would use when pricing the asset or liability.

ASC Subtopic 820-10 establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC Subtopic 820-10 establishes three levels of inputs that may be used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Group has the ability to access at the measurement date.
•	Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
•	Level 3 inputs are unobservable inputs for the asset or liability.

The level in the fair value hierarchy within which a fair value measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

The Group did not have any assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2011 and 2012.

(aa)	Variable Interest Entities

During 2010, 2011 and 2012, the Group made investments in several entities in which it held 51% equity interest in each of the entities as of December 31, 2012. The remaining 49% equity interest in these entities is held by individuals (the 49% equityholders). These entities are established to open hotels to be operated as hotels to be acquired and then operated by the Group. The entities are VIEs because the total equity investment at risk (paid-in capital of RMB1.0 million) of each of these entities is not sufficient to finance their intended activities without additional subordinated financial support. The Group's variable interests in the VIEs include (1) subordinated debt provided by the Group to the VIEs to support construction and ongoing operation of the VIEs, which contractually could be only provided by the Group and no other parties; (2) a call option granted by each VIE to the Group, which allows the Group to acquire the hotels opened by the VIE within 180 days after the commencement of operation of the hotel; and (3) 51% equity interest in each VIE.

Since the Group is the sole subordinated debt holder, the exclusive hotel management service provider, the call option holder and the 51% equity holder, the Group has the power to direct the most significant activities of VIEs, such as hotel development and construction, ongoing hotel operation and sale of hotels.

The Group has the obligation to absorb losses from VIEs that could potentially be significant to the VIEs due to the subordinated debt issued by the Group to the VIEs without a pledge of the VIEs assets or guarantee provided by the VIEs. Under the terms of equity holders agreement, all undistributed cumulative earnings of the VIEs are attributed to the 49% equity holders. Accordingly the Group does not have rights to any profits earned by the VIEs. Losses are allocated to the equity holders and the Group on the basis of their relative equity interests ownership.

The Group has (i) the power to direct the activities of the VIEs that most significantly impact their economic performance; and (ii) the obligation to absorb losses from the VIEs that could potentially be significant to the VIEs. Therefore, the Group is considered to be the primary beneficiary of the VIEs and the financial statements of the VIEs are consolidated in the Company's consolidated financial statements.

On September 1, 2012, the Group acquired the remaining 49% equity interest of a VIE, namely 7 Days Full Season Hotel Investment Management (Beijing) Co., Ltd. ("Beijing Full Season"), from its individual Equity holders in exchange for a consideration of RMB600 in cash. Afterwards, the Group held 100% equity interest of Beijing Full Season. At the acquisition date, the Group recognized an increase in noncontrolling interests of RMB6,454 (US$1,036) and a decrease in additional paid-in capital of RMB7,054 (US$1,132). This acquisition transaction was accounted for as equity transactions in accordance with ASC topic 810. Any difference between the fair value of the consideration paid and the amount of noncontrolling interest is recognized in equity.

The assets and liabilities of the VIEs as of December 31, 2011 and 2012 and revenues and net loss for the years ended December 31, 2010, 2011 and 2012 are as follows:

	December 31,
	2011	2012
	RMB	RMB
ASSETS

Current assets:
Cash	12,734	3,416
Accounts receivable	950	951
Other prepaid expenses and current assets	18,290	11,448
Hotel supplies	4,062	3,656
Total current assets	36,036	19,471

Property and equipment, net	114,088	170,459
Rental deposits	5,445	4,042
Total assets	155,569	193,972

LIABILITIES AND EQUITY

Current liabilities:
Accounts payable	48,297	36,516
Accrued expenses and other payables	5,834	4,756
Amount due to related parties (Note i)	17,529	43,615
Total current liabilities	71,660	84,887

Accrued lease payments	-	329
Long-term borrowings from related parties (Note i)	114,017	173,150
Total liabilities	185,677	258,366

Equity:

Paid-in capital	6,000	7,000
Additional paid-in capital	4,302	2,426
Accumulated deficit	(40,410)	(73,820)
Total equity	(30,108)	(64,394)

Total liabilities and equity	155,569	193,972

Notes:

(i)	Amounts due to related parties represent the amount paid by two subsidiaries of the Group, 7 Days Inn (Shenzhen) Co., Ltd. ("7 Days Shenzhen") and 7 Days Four Seasons Hotel (Guangzhou) Co., Ltd. ("7 Days Four Seasons") on behalf of the managed hotels of the VIEs relating to daily hotel supplies. Amount due to related parties and long-term borrowings from related parties are eliminated on consolidation.

	Year ended December 31,
	2010	2011	2012
	RMB	RMB	RMB

Revenues	-	22,005	109,375
Net loss	228	40,182	46,107

	Year ended December 31,
	2010	2011	2012
	RMB	RMB	RMB

Net cash used in operating activities (Note ii)	(3,002)	(25,665)	14,694
Net cash used in investing activities (Note ii)	-	(78,616)	(115,209)
Net cash provided by financing activities (Note ii)	5,000	115,017	94,339

(ii)	Nil, RMB17,529 and RMB27,930 provided by operating activities for the years ended December 31, 2010, 2011 and 2012, nil, RMB21,120 and nil provided by investing activities for the years ended December 31, 2010, 2011 and 2012, and RMB3,900, RMB113,057 and RMB160,029 provided by financing activities for the years ended December 31, 2010, 2011 and 2012 are eliminated on consolidation..

All of the assets of the VIEs can be used only to settle obligations of the VIEs. None of the assets of VIEs has been pledged or collateralized. The creditors of the VIEs do not have recourse to the general credit of the Group.

(ab)	Business combination

U.S. GAAP requires that business combinations be accounted for under the acquisition method. From January 1, 2009, the Group adopted ASC805 "Business Combinations". Following this adoption, the cost of an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any noncontrolling interests. The excess of the (i) the total of cost of acquisition, fair value of the noncontrolling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the entity acquired, the difference is recognized directly in the statements of operations.

The determination and allocation of fair values to the identifiable assets acquired and liabilities assumed is based on various assumptions and valuation methodologies requiring considerable management judgment. The most significant variables in these valuations are discount rates, terminal values, the number of years on which to base the cash flow projections, as well as the assumptions and estimates used to determine the cash inflows and outflows. Management determines discount rates to be used based on the risk inherent in the related activity's current business model and industry comparisons. Terminal values are based on the expected life of assets and forecasted life cycle and forecasted cash flows over that period. Although we believe that the assumptions applied in the determination are reasonable based on information available at the date of acquisition, actual results may differ from the forecasted amounts and the difference could be material.